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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                         ----------------------------

                                   FORM 8-K


                            Current Report Pursuant
                         to Section 13 or 15(d) of the
                        Securities Exchange Act of l934


Date of report (Date of earliest event reported) August 20, 1997


                       SYSTEM SOFTWARE ASSOCIATES, INC.
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            (Exact name of registrant as specified in its charter)


                                   Delaware
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                (State or other jurisdiction of incorporation)


                    0-15322                                 36-3144515
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              (Commission File Number)                    (I.R.S. Employer
                                                          Identification No.)


                    500 West Madison
                    Chicago, Illinois                             60661
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              (Address of principal executive offices)     (Zip Code)


                                (312) 258-6000
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             (Registrant's Telephone Number, Including Area Code)


                                      N/A
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        (Former name or former address, if changed since last report.)

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Item 5.    Other Events
           -------------

     On August 20, 1997, the Registrant issued a press release announcing its plans to revise its proposed public and private financing transactions. A copy of the press release is attached as an exhibit.


Item 7.    Financial Statements and Exhibits
           ---------------------------------

 (c)       Exhibits
           --------

           99   Press Release dated August 20, 1997.
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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            SYSTEM SOFTWARE ASSOCIATES, INC.




Date August 20, 1997        BY:  /s/ Joseph J. Skadra
                                 -----------------------------------------
                                 Joseph J. Skadra, Chief Financial Officer